Financial Income and Expenses	12 Months Ended
Dec. 31, 2022
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Financial Income and Expenses
NOTE 31: FINANCIAL INCOME AND EXPENSES

(€’000)	For the year ended December 31,
	2022	2021	2020
Interest finance leases	150	217	260
Interest on overdrafts and other finance costs	33	21	19
Interest on RCAs	14	17	18
Foreign Exchange differences	—	—	136

Finance expenses	198	255	434

Finance income on the net investment in lease	11	26	46
Interest income bank account	1	1	5
Foreign Exchange differences	173	5	—
Other financial income	—	112	166

Finance income	185	144	217

Net Financial result	(13)	(111)	(217)

The net financial result increased from a net financial loss of €
0.1
 million for the year ended December 31, 2021 to €
0.0

million of net financial loss for the year ended December 31, 2022, which is mainly driven by the increase of gain on foreign exchange differences for €0.2 million due to the revaluation of the USD through the year ended December 31, 2022 partly compensated by the decrease of interest expenses on finance leases for €
0.1
 million mainly due to termination of leases which occurred through the year 2022.
The net financial result had increased from a net financial loss of €0.2 million for the year ended December 31, 2020 to €0.1 million of net financial loss for the year ended December 31, 2021, which was mainly driven by the decrease from €0.1 million of loss on foreign exchange differences due to the revaluation of the USD through the year ended December 31, 2021 and its impact on the valuation of the Mesoblast receivable.